EXHIBIT 99.1
SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

HELENE LAX, Individually and on Behalf of All Others Similarly Situated,

Plaintiff,

v.

BROOK TAUBE, SETH TAUBE, JEFFREY TONKEL, ARTHUR S. AINSBERG, KARIN HIRTLER-GARVEY, JOHN E. MACK, MARK LERDAL, RICHARD T. ALLORTO, JR., MEDLEY CAPITAL CORPORATION, MEDLEY MANAGEMENT INC., SIERRA INCOME CORPORATION, and SIERRA MANAGEMENT, INC.,

Defendants.
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RICHARD DICRISTINO and EVAN KHAN, On Behalf of Themselves and All Others Similarly Situated,

Plaintiff,

v.

BROOK TAUBE, SETH TAUBE, JEFFREY TONKEL, ARTHUR S. AINSBERG, KARIN HIRTLER-GARVEY, JOHN E. MACK, MARK LERDAL, RICHARD T. ALLORTO, JR., MEDLEY CAPITAL CORPORATION, MEDLEY MANAGEMENT INC., SIERRA INCOME CORPORATION, and SIERRA MANAGEMENT, INC.,

Defendants.
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STIPULATION AND [PROPOSED] ORDER

WHEREAS, this stipulation dated May 7, 2020 is entered into by and among Plaintiffs Richard Dicristino, Evan Khan, and Helene Lax (together, “Plaintiffs”), and Defendants Medley Capital Corporation (“Medley Capital” or the “Company”), Brooke Taube, Seth Taube, Jeffrey Tonkel, Arthur S. Ainsberg, Karin Hirtler-Garvey, John E. Mack, Mark Lerdal, Richard T. Allorto, Jr., Medley Management Inc. (“MDLY”),

Sierra Income Corporation (“SIC”), and Sierra Management, Inc. (each a “Party,” and the Plaintiffs and Defendants, collectively, the “Parties”);
WHEREAS, on August 9, 2018, SIC, Medley Capital, and MDLY issued a joint press release concerning definitive agreements pursuant to which (i) Medley Capital would, on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 9, 2018, by and between Medley Capital and SIC, merge with and into SIC, with SIC continuing as the surviving company in the merger (the “Medley Capital Merger”), and (ii) MDLY would, on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 9, 2018, by and between MDLY, SIC, and Sierra Management, Inc., a wholly owned subsidiary of SIC (“Merger Sub”), merge with and into Merger Sub, with Merger Sub continuing as the surviving company in the merger (together with the Medley Capital Merger, the “Transactions”);
WHEREAS, on January 25, 2019, Plaintiffs, stockholders of Medley Capital, filed their respective complaints in their Actions in the Supreme Court of the State of New York, County of New York (the “Court”), against the Defendants;
WHEREAS, the Complaints alleged breaches of fiduciary duties in connection with the Transactions;
WHEREAS, on February 5, 2019, Plaintiffs demanded Defendants take certain actions to remedy the alleged breaches of fiduciary duties prior to the consummation of the Transaction;
WHEREAS, on February 13, 2019, March 18, 2019, and March 22, 2019 Plaintiffs demanded Defendants take additional actions to remedy the alleged breaches of fiduciary duties prior to the consummation of the Transaction;
WHEREAS, on February 11, 2019, certain Medley Capital shareholders commenced litigation challenging the Transactions in the Delaware Court of Chancery captioned In re Medley Capital Corporation Stockholder Litigation, Cons. C.A. No. 2019-0100-KSJM (Del. Ch.) (the “Delaware Action”);
WHEREAS, on March 6-7, 2019, the Delaware Court of Chancery held a trial in the Delaware Action;

WHEREAS, on July 29, 2019, certain parties to the Delaware Action reached a settlement (the “Delaware Settlement”);
WHEREAS, on December 20, 2019, the Delaware Court of Chancery approved the Delaware Settlement;
WHEREAS, Plaintiffs have acknowledged that the Delaware Settlement, which applies to a specified class of Medley Capital stockholders, rendered the Actions moot and asserted that Plaintiffs have the right to seek and recover attorneys’ fees and expenses for their contribution in connection with the benefit provided, by and through their demands on Defendants and their maintaining the Actions, to Medley Capital shareholders as a result of the Delaware Settlement (the “Mootness Fee Claim”);
WHEREAS, Defendants deny any and all allegations of wrongdoing, fault, liability or damage to Plaintiffs or to the putative class Plaintiffs identified in the Actions; deny that they engaged in, committed or aided or abetted the commission of any breach of duty, wrongdoing or violation of law; deny that Plaintiffs or any of the putative class members suffered any damage whatsoever; deny that they acted improperly in any way; believe that they acted properly at all times; maintain that they complied with their fiduciary duties; maintain that they have complied with federal and state securities laws; and maintain that they have committed no disclosure violations or any other breach of duty or wrongdoing whatsoever in connection with the Transactions;
WHEREAS, Defendants deny that the Actions contributed to the Delaware Settlement;
WHEREAS, following the Delaware Settlement and Plaintiffs’ acknowledgment that the Delaware Settlement rendered the Actions moot, the Parties entered into negotiations concerning the Mootness Fee Claim, and reached agreement to resolve the Mootness Fee Claim for $50,000.00 (FIFTY THOUSAND DOLLARS) for all Plaintiffs’ Counsel in the Actions in full satisfaction of any of Plaintiffs’ or Plaintiffs’ Counsel’s claims for fees or costs, which amount will be covered by the Company’s insurance carrier;
WHEREAS, on May 1, 2020, Medley Capital received a notice of termination from SIC of its agreement to merge with Medley Capital pursuant to the Amended and Restated Agreement and Plan of

Merger, dated as of July 29, 2019, between Medley Capital and SIC, and, as a result, the Medley Capital Merger has been terminated;
WHEREAS, in light of the Delaware Settlement, Plaintiffs seek to discontinue the Actions, with prejudice as to the named Plaintiffs only;
WHEREAS, CPLR 908 provides that a class action shall not be dismissed without the approval of the court and that notice of such dismissal shall be given to all members of the class in such manner as the court directs;
WHEREAS, no class has been certified in either of the Actions;
WHEREAS, no party has filed a responsive pleading in either of the Actions; and
WHEREAS, discontinuance of the Actions will be without prejudice as to all putative class members other than the named Plaintiffs;

IT IS HEREBY STIPULATED AND AGREED TO BY THE UNDERSIGNED COUNSEL FOR THE PARTIES, subject to the Order of the Court, that this action shall be dismissed pursuant to CPLR 908 and 3217;
IT IS FURTHER STIPULATED AND AGREED, that Defendants shall provide notice of the dismissal of the Actions through the filing of a Form 8-K with the Securities Exchange Commission, which is annexed hereto as Exhibit A;
IT IS FURTHER STIPULATED AND AGREED, that all parties are to bear their own costs;
IT IS FURTHER STIPULATED AND AGREED, that this stipulation may be signed in counterparts and delivered by facsimile or email.
Dated:         New York, New York
May 7, 2020

CADWALADER, WICKERSHAM & TAFT LLP

__________________________________
Jason M. Halper
Nathan M. Bull
200 Liberty Street
New York, NY 10281

Attorneys for Brooke Taube, Seth Taube, Jeffrey Tonkel, Richard T. Allorto, Jr., and Medley Management Inc.

MONTEVERDE & ASSOCIATES P.C.

__________________________________
Juan E. Monteverde
Miles D. Schreiner
350 Fifth Avenue, Suite 4405
New York, New York 10118

Attorneys for Plaintiffs Richard Dicristino and Evan Khan

WOLF HALDENSTEIN ALDER FREEMAN & HERZ LLP __________________________________ Benjamin Y. Kaufman Kevin G. Cooper 270 Madison Ave. 10th Floor New York, NY 10016 Attorneys for Plaintiff Helene Lax
MOLOLAMKEN LLP ___________________________________Steven F. Molo 430 Park Avenue New York, NY 10022 Attorney for Medley Capital Corporation
KRAMER LEVIN NAFTALIS & FRANKEL LLP

__________________________________
Alan R. Friedman
1177 Avenue of the Americas
New York, NY 10036

Attorney for Arthur S. Ainsberg, Karin Hirtler-Garvey, John E. Mack, and Mark Lerdal

DECHERT LLP

__________________________________
Matthew L. Larrabee
Paul Curran Kingsbery
1095 Avenue of the Americas
New York, NY 10036

Joshua D.N. Hess (Of Counsel)
DECHERT LLP
1900 K Street, NW
Washington, DC 20006

Attorneys for Sierra Income Corporation and Sierra Management, Inc.

SO ORDERED:                    _______________________________
Hon. Peter O. Sherwood, J.S.C.

DATED: